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PROSPECTUS SUPPLEMENT DATED DECEMBER 8, 2008

THE PURPOSE OF THIS MAILING IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT PROSPECTUS FOR CLASS A, A3 AND Y SHARES OF THE FUND LISTED BELOW:

AIM LIMITED MATURITY TREASURY FUND

Effective on or about February 16, 2009, the following information replaces in its entirety the information appearing under the heading "RISK/RETURN SUMMARY - PRIMARY INVESTMENT STRATEGIES" on page 1 of the prospectus:

"PRIMARY INVESTMENT STRATEGIES

The fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury, including bills, notes and bonds.

     The fund invests principally in short-term U.S. Treasury notes with remaining maturities of five years or less at the time of purchase. The portfolio managers construct a portfolio utilizing a top-down investment approach that involves an evaluation of the overall economic environment and its potential impact on both short-term and long-term interest rates.

     The fund intends to maintain an average weighted maturity of three years or less.

     Please see "Investment Objective, Strategies and Risks" for additional information regarding the fund's investment strategies."

Effective on or about February 16, 2009, the following information replaces in its entirety the information appearing under the heading "INVESTMENT OBJECTIVE, STRATEGIES AND RISKS - OBJECTIVE AND STRATEGIES" on page 4 of the prospectus:

"OBJECTIVE AND STRATEGIES

The fund's investment objective is liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable.

     The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

     The fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury, including bills, notes and bonds. The fund invests principally in short-term U.S. Treasury notes with remaining maturities of five years or less at the time of purchase. The fund intends to maintain an average weighted maturity of three years or less.

     In constructing the portfolio, the portfolio managers utilize a top-down investment approach. The top-down investment approach involves an evaluation by the portfolio managers of the overall economic environment and its potential impact on the level and direction of both short-term and long-term interest rates. The portfolio managers then select individual securities after performing a risk/reward analysis based on their interest rate outlook. The portfolio managers attempt to select securities which provide predictable limits on the fund's volatility, while maximizing total return.

     The portfolio managers will consider selling a security: (i) when a change in the economic or interest rate outlook indicates assets should be reallocated,
(ii) when owning another security would provide a better risk/return profile or
(iii) to meet shareholder redemptions.

     The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objective. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.

     The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective."

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STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT DATED DECEMBER 8, 2008

THE PURPOSE OF THIS MAILING IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR THE CLASS A, A3, B, C, R, Y, INVESTOR AND INSTITUTIONAL CLASS SHARES, AS APPLICABLE, OF THE FUNDS LISTED BELOW:

AIM CORE BOND FUND
AIM DYNAMICS FUND
AIM GLOBAL REAL ESTATE FUND
AIM HIGH YIELD FUND
AIM INCOME FUND
AIM LIMITED MATURITY TREASURY FUND
AIM MONEY MARKET FUND
AIM REAL ESTATE FUND
AIM SHORT TERM BOND FUND
AIM U.S. GOVERNMENT FUND

The following information replaces in its entirety the first paragraph appearing under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS - INVESTMENT STRATEGIES AND RISKS - DEBT INVESTMENTS - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES" on page 10 of the Statement of Additional Information:

          "MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. AIM Core Bond Fund, AIM Dynamics Fund, AIM Global Real Estate Fund, AIM High Yield Fund, AIM Income Fund, AIM Municipal Bond Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM U.S. Government Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities that may have fixed or adjustable-rate interest rates. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured."

The following information is added as a new third paragraph under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS - INVESTMENT STRATEGIES AND RISKS - DEBT INVESTMENTS - MORTGAGE-BACKED AND ASSET- BACKED SECURITIES" on page 10 of the Statement of Additional Information:

          "AIM U.S. Government Fund may invest in adjustable rate mortgage securities ("ARMs"). ARMs, like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage backed securities, ARMS are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs, or their underlying mortgages, are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. AIM U.S. Government Fund may also invest in "hybrid" ARMS, whose underlying mortgages combine fixed-rate and adjustable rate features."

The following information replaces in its entirety the first paragraph appearing under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS - INVESTMENT STRATEGIES AND RISKS - OTHER INVESTMENTS - VARIABLE OR FLOATING RATE INSTRUMENTS" on page 18 of the Statement of Additional Information:

"VARIABLE OR FLOATING RATE INSTRUMENTS. Each Fund other than AIM Limited Maturity Treasury Fund may invest in securities that have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar

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quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of the Funds. Invesco Aim will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Funds."